Exhibit 99.1

SouthState Corporation Reports Second Quarter 2023 Results Declares an Increase in the Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – July 27, 2023 – SouthState Corporation (NASDAQ: SSB) today released its unaudited results of operations and other financial information for the three-month and six-month periods ended June 30, 2023.

“Following the turmoil in March, we demonstrated the value of SouthState’s granular deposit franchise with 6% annualized growth in customer deposits and a low cycle-to-date beta of 22%", said John C. Corbett, SouthState’s Chief Executive Officer. "Additionally, we are pleased to report 11% annualized loan growth fueled by a resilient economy and strong population growth in the Southeast. As we approach the next phase of the economic cycle, we believe we are well-prepared with healthy capital and reserve levels."

Highlights of the second quarter of 2023 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $1.62; Adjusted Diluted EPS (Non-GAAP) of $1.63
●	Net Income of $123.4 million; Adjusted Net Income (Non-GAAP) of $124.9 million
●	Return on Average Common Equity of 9.3% and Return on Average Tangible Common Equity (Non-GAAP) of 15.8%; Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 16.0%*
●	Return on Average Assets (“ROAA”) of 1.11%; Adjusted ROAA (Non-GAAP) of 1.12%*
●	Pre-Provision Net Revenue (“PPNR”) per weighted average diluted share (Non-GAAP) of $2.59
●	Book Value per Share of $69.61 increased by $0.42 per share compared to the prior quarter
●	Tangible Book Value (“TBV”) per Share (Non-GAAP) of $42.96

Performance

●	Net Interest Income of $362 million; Core Net Interest Income (excluding loan accretion and deferred fees on PPP) (Non-GAAP) decreased $18 million from prior quarter, due to a $47 million increase in interest expense, offset by a $28 million increase in interest income and a $2 million decrease in loan accretion
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP) of 3.62%
●	Net charge-offs of $3.3 million, or 0.04% annualized; $38.4 million Provision for Credit Losses (“PCL”), including provision for unfunded commitments; 8 basis points build in total allowance for credit losses (“ACL”) plus reserve for unfunded commitments to 1.56%
●	Noninterest Income of $77 million, up $6 million compared to the prior quarter, primarily due to an increase in correspondent banking and capital market income; Noninterest Income represented 0.69% of average assets for the second quarter of 2023
●	Efficiency Ratio of 54%; Adjusted Efficiency Ratio (Non-GAAP) of 53%

Balance Sheet

●	Loans increased $841 million, or 11% annualized, led by consumer real estate and investor commercial real estate; ending loan to deposit ratio of 86%
●	Deposits increased $340 million, or 4% annualized, despite a $209 million decline in brokered CDs; excluding brokered CDs, deposits increased $549 million, or 6% annualized, from prior quarter
●	Total deposit cost of 1.11%, up 0.48% from prior quarter, resulting in a 22% cycle-to-date beta
●	Other borrowings decreased $500 million as a result of FHLB advance payoffs during the quarter
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 7.6%, 13.5%, 9.2%, and 11.3%, respectively†

Subsequent Events

●	The Board of Directors of the Company increased its quarterly cash dividend on its common stock from $0.50 per share to $0.52 per share; the dividend is payable on August 18, 2023 to shareholders of record as of August 11, 2023

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
INCOME STATEMENT	2023	2023	2022	2022	2022	2023	2022
Interest income
Loans, including fees (1)	$419,355	$393,366	$359,552	$312,856	$272,000	$812,720	$505,617
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell (8)	58,698	57,043	64,337	63,476	54,333	115,742	91,187
Total interest income	478,053	450,409	423,889	376,332	326,333	928,462	596,804
Interest expense
Deposits (8)	100,787	55,942	19,945	7,534	4,914	156,729	9,506
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	15,523	13,204	7,940	6,464	5,604	28,727	9,966
Total interest expense	116,310	69,146	27,885	13,998	10,518	185,456	19,472
Net interest income (8)	361,743	381,263	396,004	362,334	315,815	743,006	577,332
Provision for credit losses	38,389	33,091	47,142	23,876	19,286	71,480	10,837
Net interest income after provision for credit losses	323,354	348,172	348,862	338,458	296,529	671,526	566,495
Noninterest income (8)	77,214	71,355	63,392	73,053	86,756	148,569	172,803
Noninterest expense
Operating expense	240,818	231,093	227,957	226,754	225,779	471,911	444,103
Merger, branch consolidation and severance related expense	1,808	9,412	1,542	13,679	5,390	11,220	15,666
Total noninterest expense	242,626	240,505	229,499	240,433	231,169	483,131	459,769
Income before provision for income taxes	157,942	179,022	182,755	171,078	152,116	336,964	279,529
Income taxes provision	34,495	39,096	39,253	38,035	32,941	73,591	60,025
Net income	$123,447	$139,926	$143,502	$133,043	$119,175	$263,373	$219,504

Adjusted net income (non-GAAP) (2)
Net income (GAAP)	$123,447	$139,926	$143,502	$133,043	$119,175	$263,373	$219,504
Securities gains, net of tax	—	(35)	—	(24)	—	(35)	—
Initial provision for credit losses - NonPCD loans and UFC from ACBI, net of tax	—	—	—	—	—	—	13,492
Merger, branch consolidation and severance related expense, net of tax	1,414	7,356	1,211	10,638	4,223	8,770	12,314
Adjusted net income (non-GAAP)	$124,861	$147,247	$144,713	$143,657	$123,398	$272,108	$245,310

Basic earnings per common share	$1.62	$1.84	$1.90	$1.76	$1.58	$3.47	$2.99
Diluted earnings per common share	$1.62	$1.83	$1.88	$1.75	$1.57	$3.45	$2.96
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.64	$1.94	$1.91	$1.90	$1.64	$3.58	$3.34
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.63	$1.93	$1.90	$1.89	$1.62	$3.56	$3.31
Dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.49	$1.00	$0.98
Basic weighted-average common shares outstanding	76,057,977	75,902,440	75,639,640	75,605,960	75,461,157	75,980,638	73,464,620
Diluted weighted-average common shares outstanding	76,417,537	76,388,954	76,326,777	76,182,131	76,094,198	76,394,174	74,103,640
Effective tax rate	21.84%	21.84%	21.48%	22.23%	21.66%	21.84%	21.47%

Performance and Capital Ratios

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2023	2023	2022	2022	2022	2023	2022
PERFORMANCE RATIOS
Return on average assets (annualized) (8)	1.11%	1.29%	1.28%	1.17%	1.05%	1.20%	1.00%
Adjusted return on average assets (annualized) (non-GAAP) (2) (8)	1.12%	1.35%	1.29%	1.27%	1.09%	1.24%	1.12%
Return on average common equity (annualized)	9.34%	10.96%	11.41%	10.31%	9.36%	10.14%	8.81%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	9.45%	11.53%	11.50%	11.13%	9.69%	10.47%	9.85%
Return on average tangible common equity (annualized) (non-GAAP) (3)	15.81%	18.81%	20.17%	17.99%	16.59%	17.27%	15.28%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	15.98%	19.75%	20.33%	19.36%	17.15%	17.82%	16.97%
Efficiency ratio (tax equivalent)	53.59%	51.41%	47.96%	53.14%	54.92%	52.48%	58.66%
Adjusted efficiency ratio (non-GAAP) (4)	53.18%	49.34%	47.63%	50.02%	53.59%	51.23%	56.58%
Dividend payout ratio (5)	30.75%	27.09%	26.40%	28.44%	31.03%	28.81%	32.26%
Book value per common share	$69.61	$69.19	$67.04	$65.03	$66.64
Tangible book value per common share (non-GAAP) (3)	$42.96	$42.40	$40.09	$37.97	$39.47

CAPITAL RATIOS
Equity-to-assets (8)	11.8%	11.7%	11.6%	11.1%	11.0%
Tangible equity-to-tangible assets (non-GAAP) (3) (8)	7.6%	7.5%	7.2%	6.8%	6.8%
Tier 1 leverage (6) (8)	9.2%	9.1%	8.7%	8.4%	8.0%
Tier 1 common equity (6) (8)	11.3%	11.1%	11.0%	11.0%	11.1%
Tier 1 risk-based capital (6) (8)	11.3%	11.1%	11.0%	11.0%	11.1%
Total risk-based capital (6) (8)	13.5%	13.3%	13.0%	13.0%	13.0%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
BALANCE SHEET	2023	2023	2022	2022	2022
Assets
Cash and due from banks	$552,900	$558,158	$548,387	$394,794	$561,516
Federal funds sold and interest-earning deposits with banks (8)	960,849	1,438,504	764,176	2,529,415	4,259,490
Cash and cash equivalents	1,513,749	1,996,662	1,312,563	2,924,209	4,821,006

Trading securities, at fair value	56,580	16,039	31,263	51,940	88,088
Investment securities:
Securities held to maturity	2,585,155	2,636,673	2,683,241	2,738,178	2,806,465
Securities available for sale, at fair value	4,949,334	5,159,999	5,326,822	5,369,610	5,666,008
Other investments	196,728	217,991	179,717	179,755	179,815
Total investment securities	7,731,217	8,014,663	8,189,780	8,287,543	8,652,288
Loans held for sale	42,951	27,289	28,968	34,477	73,880
Loans:
Purchased credit deteriorated	1,269,983	1,325,400	1,429,731	1,544,562	1,707,592
Purchased non-credit deteriorated	5,275,913	5,620,290	5,943,092	6,365,175	6,908,234
Non-acquired	24,990,889	23,750,452	22,805,039	20,926,566	19,319,440
Less allowance for credit losses	(427,392)	(370,645)	(356,444)	(324,398)	(319,708)
Loans, net	31,109,393	30,325,497	29,821,418	28,511,905	27,615,558
Other real estate owned ("OREO")	1,080	3,473	1,023	2,160	1,431
Premises and equipment, net	518,353	517,146	520,635	531,160	562,781
Bank owned life insurance	979,494	967,750	964,708	960,052	953,970
Mortgage servicing rights	87,539	85,406	86,610	90,459	87,463
Core deposit and other intangibles	102,256	109,603	116,450	125,390	132,694
Goodwill	1,923,106	1,923,106	1,923,106	1,922,525	1,922,525
Other assets (8)	874,614	937,193	922,172	980,557	854,506
Total assets	$44,940,332	$44,923,827	$43,918,696	$44,422,377	$45,766,190

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$11,489,483	$12,422,583	$13,168,656	$13,660,244	$14,337,018
Interest-bearing (8)	25,252,395	23,979,009	23,181,967	23,249,545	24,097,601
Total deposits	36,741,878	36,401,592	36,350,623	36,909,789	38,434,619
Federal funds purchased and securities
sold under agreements to repurchase	581,446	544,108	556,417	557,802	669,999
Other borrowings	792,090	1,292,182	392,275	392,368	392,460
Reserve for unfunded commitments	63,399	85,068	67,215	52,991	32,543
Other liabilities (8)	1,471,509	1,351,873	1,477,239	1,588,241	1,196,144
Total liabilities	39,650,322	39,674,823	38,843,769	39,501,191	40,725,765

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	189,990	189,649	189,261	189,191	189,103
Surplus	4,228,910	4,224,503	4,215,712	4,207,040	4,195,976
Retained earnings	1,533,508	1,448,636	1,347,042	1,241,413	1,146,230
Accumulated other comprehensive loss	(662,398)	(613,784)	(677,088)	(716,458)	(490,884)
Total shareholders' equity	5,290,010	5,249,004	5,074,927	4,921,186	5,040,425
Total liabilities and shareholders' equity	$44,940,332	$44,923,827	$43,918,696	$44,422,377	$45,766,190

Common shares issued and outstanding	75,995,979	75,859,665	75,704,563	75,676,445	75,641,322

Net Interest Income and Margin

	Three Months Ended
	Jun. 30, 2023			Mar. 31, 2023			Jun. 30, 2022
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks (8)	$947,526	$11,858	5.02%	$759,239	$8,921	4.77%	$4,809,521	$9,309	0.78%
Investment securities	7,994,330	46,840	2.35%	8,232,582	48,122	2.37%	8,880,419	45,024	2.03%
Loans held for sale	36,114	568	6.31%	23,123	402	7.05%	76,567	791	4.14%
Total loans, excluding PPP	31,141,951	418,766	5.39%	30,384,754	392,941	5.24%	27,055,042	271,003	4.02%
Total PPP loans	7,915	21	1.06%	9,642	23	0.97%	77,816	206	1.06%
Total loans held for investment	31,149,866	418,787	5.39%	30,394,396	392,964	5.24%	27,132,858	271,209	4.01%
Total interest-earning assets (8)	40,127,836	478,053	4.78%	39,409,340	450,409	4.64%	40,899,365	326,333	3.20%
Noninterest-earning assets (8)	4,500,288			4,695,138			4,677,377
Total Assets	$44,628,124			$44,104,478			$45,576,742

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts (8)	$17,222,660	$65,717	1.53%	$16,874,909	$40,516	0.97%	$18,045,842	$2,974	0.07%
Savings deposits	3,031,153	1,951	0.26%	3,298,221	1,756	0.22%	3,548,192	143	0.02%
Certificates and other time deposits	4,328,388	33,119	3.07%	3,114,354	13,670	1.78%	2,776,478	1,797	0.26%
Federal funds purchased	215,085	2,690	5.02%	193,259	2,187	4.59%	333,326	628	0.76%
Repurchase agreements	330,118	845	1.03%	373,563	666	0.72%	403,008	153	0.15%
Other borrowings	865,770	11,988	5.55%	785,571	10,351	5.34%	405,241	4,823	4.77%
Total interest-bearing liabilities (8)	25,993,174	116,310	1.79%	24,639,877	69,146	1.14%	25,512,087	10,518	0.17%
Noninterest-bearing liabilities ("Non-IBL") (8)	13,333,253			14,287,553			14,955,330
Shareholders' equity	5,301,697			5,177,048			5,109,325
Total Non-IBL and shareholders' equity	18,634,950			19,464,601			20,064,655
Total Liabilities and Shareholders' Equity	$44,628,124			$44,104,478			$45,576,742
Net Interest Income and Margin (Non-Tax Equivalent) (8)		$361,743	3.62%		$381,263	3.92%		$315,815	3.10%
Net Interest Margin (Tax Equivalent) (non-GAAP) (8)			3.62%			3.93%			3.12%
Total Deposit Cost (without Debt and Other Borrowings)			1.11%			0.63%			0.05%
Overall Cost of Funds (including Demand Deposits)			1.23%			0.75%			0.11%

Total Accretion on Acquired Loans (1)		$5,481			$7,398			$12,770
Total Deferred Fees on PPP Loans		$—			$—			$8
Tax Equivalent ("TE") Adjustment		$698			$1,020			$2,249
(1)	The remaining loan discount on acquired loans to be accreted into loan interest income totals $59.3 million as of June 30, 2023.

Noninterest Income and Expense

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(Dollars in thousands)	2023	2023	2022	2022	2022	2023	2022
Noninterest Income:
Fees on deposit accounts	$33,101	$29,859	$33,612	$30,327	$32,862	$62,960	$60,871
Mortgage banking income (loss)	4,354	4,332	(545)	2,262	5,480	8,686	16,074
Trust and investment services income	9,823	9,937	9,867	9,603	9,831	19,760	19,549
Securities gains, net	—	45	—	30	—	45	—
Correspondent banking and capital market income (8)	27,734	21,956	16,760	20,552	27,604	49,690	55,598
Expense on centrally-cleared variation margin (8)	(8,547)	(8,362)	(8,451)	(4,125)	(1,536)	(16,909)	(1,579)
Total Correspondent banking and capital market income (8)	19,187	13,594	8,309	16,427	26,068	32,781	54,019
Bank owned life insurance income	6,271	6,813	6,723	6,082	6,246	13,084	11,506
Other	4,478	6,775	5,426	8,322	6,269	11,253	10,784
Total Noninterest Income (8)	$77,214	$71,355	$63,392	$73,053	$86,756	$148,569	$172,803

Noninterest Expense:
Salaries and employee benefits	$147,342	$144,060	$140,440	$139,554	$137,037	$291,402	$274,710
Occupancy expense	22,196	21,533	22,412	22,490	22,759	43,729	44,599
Information services expense	21,119	19,925	19,847	20,714	19,947	41,044	39,140
OREO and loan related (income) expense	(14)	169	78	532	(3)	155	(241)
Business development and staff related	6,672	5,957	5,851	5,090	4,916	12,629	9,192
Amortization of intangibles	7,028	7,299	8,027	7,837	8,847	14,327	17,341
Professional fees	4,364	3,702	3,756	3,495	4,331	8,066	8,080
Supplies and printing expense	2,554	2,640	2,411	2,621	2,400	5,194	4,589
FDIC assessment and other regulatory charges	9,819	6,294	6,589	6,300	5,332	16,113	10,144
Advertising and marketing	1,521	2,118	2,669	2,170	2,286	3,639	4,049
Other operating expenses	18,217	17,396	15,877	15,951	17,927	35,613	32,500
Merger, branch consolidation and severance related expense	1,808	9,412	1,542	13,679	5,390	11,220	15,666
Total Noninterest Expense	$242,626	$240,505	$229,499	$240,433	$231,169	$483,131	$459,769

* During the first quarter of 2023, the Company recorded $8.1 million in severance payments, which are included in the Merger, branch consolidation and severance related expense in the table above.

Loans and Deposits

The following table presents a summary of the loan portfolio by type (dollars in thousands):

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
LOAN PORTFOLIO	2023	2023	2022	2022	2022
Construction and land development * †	$2,817,125	$2,749,290	$2,860,360	$2,550,552	$2,527,062
Investor commercial real estate*	9,187,948	8,957,507	8,769,201	8,641,316	8,393,630
Commercial owner occupied real estate	5,585,951	5,522,514	5,460,193	5,426,216	5,421,725
Commercial and industrial	5,378,294	5,321,306	5,313,483	4,977,737	4,807,528
Consumer real estate *	7,275,495	6,860,831	6,475,210	5,977,120	5,505,531
Consumer/other	1,291,972	1,284,694	1,299,415	1,263,362	1,279,790
Total loans	$31,536,785	$30,696,142	$30,177,862	$28,836,303	$27,935,266

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $928.4 million, $893.7 million, $904.1 million, $881.3 million, and $795.7 million for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively.

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
DEPOSITS	2023	2023	2022	2022	2022
Noninterest-bearing checking	$11,489,483	$12,422,583	$13,168,656	$13,660,244	$14,337,018
Interest-bearing checking	8,185,609	8,316,023	8,955,519	8,741,447	8,953,332
Savings	2,931,320	3,156,214	3,464,351	3,602,560	3,616,819
Money market (8)	9,710,032	8,388,275	8,342,111	8,369,826	8,823,025
Time deposits	4,425,434	4,118,497	2,419,986	2,535,712	2,704,425
Total Deposits (8)	$36,741,878	$36,401,592	$36,350,623	$36,909,789	$38,434,619

Core Deposits (excludes Time Deposits) (8)	$32,316,444	$32,283,095	$33,930,637	$34,374,077	$35,730,194

Asset Quality

	Ending Balance
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2023	2023	2022	2022	2022
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$104,772	$68,176	$44,671	$34,374	$20,716
Accruing loans past due 90 days or more	3,620	2,667	2,358	2,358	1,371
Non-acquired OREO and other nonperforming assets	227	186	245	114	93
Total non-acquired nonperforming assets	108,619	71,029	47,274	36,846	22,180
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	60,734	52,795	59,554	61,866	63,526
Accruing loans past due 90 days or more	571	983	1,992	1,430	4,418
Acquired OREO and other nonperforming assets	981	3,446	922	2,234	1,577
Total acquired nonperforming assets	62,286	57,224	62,468	65,530	69,521
Total nonperforming assets	$170,905	$128,253	$109,742	$102,376	$91,701

	Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2023	2023	2022	2022	2022
ASSET QUALITY RATIOS:
Allowance for credit losses as a percentage of loans	1.36%	1.21%	1.18%	1.12%	1.14%
Allowance for credit losses, including reserve for unfunded commitments, as a percentage of loans	1.56%	1.48%	1.40%	1.31%	1.26%
Allowance for credit losses as a percentage of nonperforming loans	251.86%	297.42%	328.29%	324.30%	355.11%
Net charge-offs (recoveries) as a percentage of average loans (annualized)	0.04%	0.01%	0.01%	(0.02)%	0.03%
Total nonperforming assets as a percentage of total assets	0.38%	0.29%	0.25%	0.23%	0.20%
Nonperforming loans as a percentage of period end loans	0.54%	0.41%	0.36%	0.35%	0.32%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the second quarter of 2023:

	Allowance for Credit Losses ("ACL and UFC")
	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 3/31/2023	$327,915	$42,730	$370,645	$85,068
Charge offs	(7,140)	—	(7,140)	—
Acquired charge offs	(376)	(62)	(438)	—
Recoveries	1,610	—	1,610	—
Acquired recoveries	1,240	1,418	2,658	—
Provision (recovery) for credit losses	61,047	(990)	60,057	(21,669)
Ending balance 6/30/2023	$384,296	$43,096	$427,392	$63,399

Period end loans	$30,266,802	$1,269,983	$31,536,785	N/A
Allowance for Credit Losses to Loans	1.27%	3.39%	1.36%	N/A
Unfunded commitments (off balance sheet) *				$9,667,211
Reserve to unfunded commitments (off balance sheet)				0.66%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its second quarter results at 9:00 a.m. Eastern Time on July 28, 2023.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of July 28, 2023 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, Management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

(Dollars and shares in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
Net income (GAAP)	$123,447	$139,926	$143,502	$133,043	$119,175
Provision (recovery) for credit losses	38,389	33,091	47,142	23,876	19,286
Tax provision	34,495	39,096	39,253	38,035	32,941
Merger, branch consolidation and severance related expense	1,808	9,412	1,542	13,679	5,390
Securities gains	—	(45)	—	(30)	—
Pre-provision net revenue (PPNR) (Non-GAAP)	$198,139	$221,480	$231,439	$208,603	$176,792

Average asset balance (GAAP)	$44,628,124	$44,104,478	$44,429,894	$44,985,713	$45,576,742
PPNR ROAA	1.78%	2.04%	2.07%	1.84%	1.56%

Diluted weighted-average common shares outstanding	76,418	76,389	76,327	76,182	76,094
PPNR per weighted-average common shares outstanding	$2.59	$2.90	$3.03	$2.74	$2.32

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
Net interest income (GAAP) (8)	$361,743	$381,263	$396,004	$362,334	$315,815
Less:
Total accretion on acquired loans	5,481	7,398	7,350	9,550	12,770
Total deferred fees on PPP loans	—	—	—	—	8
Core net interest income (Non-GAAP)	$356,262	$373,865	$388,654	$352,784	$303,037

NET INTEREST MARGIN ("NIM"), TAX EQUIVALENT (NON-GAAP)
Net interest income (GAAP) (8)	$361,743	$381,263	$396,004	$362,334	$315,815
Total average interest-earning assets (8)	40,127,836	39,409,340	39,655,736	40,451,174	40,899,365
NIM, non-tax equivalent (8)	3.62%	3.92%	3.96%	3.55%	3.10%

Tax equivalent adjustment (included in NIM, tax equivalent)	698	1,020	2,397	2,345	2,249
Net interest income, tax equivalent (Non-GAAP) (8)	$362,441	$382,283	$398,401	$364,679	$318,064
NIM, tax equivalent (Non-GAAP) (8)	3.62%	3.93%	3.99%	3.58%	3.12%

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2023	2023	2022	2022	2022	2023	2022
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$123,447	$139,926	$143,502	$133,043	$119,175	$263,373	$219,504
Securities gains, net of tax	—	(35)	—	(24)	—	(35)	—
PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	13,492
Merger, branch consolidation and severance related expense, net of tax	1,414	7,356	1,211	10,638	4,223	8,770	12,314
Adjusted net income (non-GAAP)	$124,861	$147,247	$144,713	$143,657	$123,398	$272,108	$245,310

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.62	$1.84	$1.90	$1.76	$1.58	$3.47	$2.99
Effect to adjust for securities gains	—	(0.00)	—	(0.00)	—	(0.00)	—
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	0.18
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.02	0.10	0.01	0.14	0.06	0.11	0.17
Adjusted net income per common share - Basic (non-GAAP)	$1.64	$1.94	$1.91	$1.90	$1.64	$3.58	$3.34

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.62	$1.83	$1.88	$1.75	$1.57	$3.45	$2.96
Effect to adjust for securities gains	—	(0.00)	—	(0.00)	—	(0.00)	—
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	0.18
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.01	0.10	0.02	0.14	0.05	0.11	0.17
Adjusted net income per common share - Diluted (non-GAAP)	$1.63	$1.93	$1.90	$1.89	$1.62	$3.56	$3.31

Adjusted Return on Average Assets (2)
Return on average assets (GAAP) (8)	1.11%	1.29%	1.28%	1.17%	1.05%	1.20%	1.00%
Effect to adjust for securities gains	—%	(0.00)%	—%	(0.00)%	—%	(0.00)%	—%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.06%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.01%	0.06%	0.01%	0.10%	0.04%	0.04%	0.06%
Adjusted return on average assets (non-GAAP) (8)	1.12%	1.35%	1.29%	1.27%	1.09%	1.24%	1.12%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	9.34%	10.96%	11.41%	10.31%	9.36%	10.14%	8.81%
Effect to adjust for securities gains	—%	(0.00)%	—%	(0.00)%	—%	(0.00)%	—%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.54%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.11%	0.57%	0.09%	0.82%	0.33%	0.33%	0.50%
Adjusted return on average common equity (non-GAAP)	9.45%	11.53%	11.50%	11.13%	9.69%	10.47%	9.85%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	9.34%	10.96%	11.41%	10.31%	9.36%	10.14%	8.81%
Effect to adjust for intangible assets	6.47%	7.85%	8.76%	7.68%	7.23%	7.13%	6.47%
Return on average tangible equity (non-GAAP)	15.81%	18.81%	20.17%	17.99%	16.59%	17.27%	15.28%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	9.34%	10.96%	11.41%	10.31%	9.36%	10.14%	8.81%
Effect to adjust for securities gains	—%	(0.00)%	—%	(0.00)%	—%	(0.00)%	—%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.54%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.11%	0.58%	0.10%	0.82%	0.33%	0.33%	0.49%
Effect to adjust for intangible assets	6.53%	8.21%	8.82%	8.23%	7.46%	7.35%	7.13%
Adjusted return on average common tangible equity (non-GAAP)	15.98%	19.75%	20.33%	19.36%	17.15%	17.82%	16.97%

Adjusted Efficiency Ratio (4)
Efficiency ratio	53.59%	51.41%	47.96%	53.14%	54.92%	52.48%	58.66%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	(0.41)%	(2.07)%	(0.33)%	(3.12)%	(1.33)%	(1.25)%	(2.08)%
Adjusted efficiency ratio	53.18%	49.34%	47.63%	50.02%	53.59%	51.23%	56.58%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$69.61	$69.19	$67.04	$65.03	$66.64
Effect to adjust for intangible assets	(26.65)	(26.79)	(26.95)	(27.06)	(27.17)
Tangible book value per common share (non-GAAP)	$42.96	$42.40	$40.09	$37.97	$39.47

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP) (8)	11.77%	11.68%	11.56%	11.08%	11.01%
Effect to adjust for intangible assets	(4.16)%	(4.18)%	(4.31)%	(4.30)%	(4.18)%
Tangible equity-to-tangible assets (non-GAAP) (8)	7.61%	7.50%	7.25%	6.78%	6.83%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications had no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $5.5 million, $7.4 million, $7.3 million, $9.6 million, and $12.8 million during the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger, branch consolidation and severance related expense, and initial PCL on nonPCD loans and unfunded commitments from acquisitions. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation and severance related expense of $1.8 million, $9.4 million, $1.5 million, $13.7 million, and $5.4 million for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively; (b) net securities gains of $45,000 and $30,000 for the quarters ended March 31, 2023 and September 30, 2022, respectively.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of Non-GAAP to GAAP" provide tables that reconcile non-GAAP measures to GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger, branch consolidation and severance related expense and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $7.0 million, $7.3 million, $8.0 million, $7.8 million, and $8.8 million for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	June 30, 2023 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.
(8)	During the fourth quarter of 2022, the Company determined the variation margin payments for its interest rate swaps centrally cleared through London Clearing House ("LCH") and Chicago Mercantile Exchange ("CME") met the legal characteristics of daily settlements of the derivatives rather than collateral. As a result, the variation margin payment and the related derivative instruments are considered a single unit of account for accounting and financial reporting purposes. Depending on the net position, the fair value of the single unit of account is reported in other assets or other liabilities on the consolidated balance sheets, as opposed to interest-earning deposits or interest-bearing deposits. In addition, the expense or income attributable to the variation margin payments for the centrally cleared swaps is reported in noninterest income, specifically within correspondent and capital markets income, as opposed to interest income or interest expense. The daily settlement of the derivative exposure does not change or reset the contractual terms of the instrument. The table below discloses the net change in all the balance sheet and income statement line items, as well as performance metrics, impacted by the correction from collateralize-to-market to settle-to-market accounting treatment for prior periods. There was no impact to net income or equity as previously reported.

	Three Months Ended		Six Months Ended
(Dollars in thousands)	Sep. 30,	Jun. 30,	Jun. 30,
INCOME STATEMENT	2022	2022	2022
Interest income:
Effect to interest income on federal funds sold and interest-earning
deposits with banks	$1,522	$674	$681
Interest expense:
Effect to interest expense on money market deposits	(2,603)	(862)	(898)
Net interest income:
Net effect to net interest income	$4,125	$1,536	$1,579
Noninterest Income:
Effect to correspondent banking and capital market income	$(4,125)	$(1,536)	$(1,579)

BALANCE SHEET
Assets:
Effect to federal funds sold and interest-earning deposits with banks	$114,514	$98,907
Effect to other assets	(870,746)	(540,139)
Net effect to total assets	$(756,232)	$(441,232)

Liabilities:
Effect to money market deposits	$(756,232)	$(441,232)
Net effect to total liabilities	$(756,232)	$(441,232)

AVERAGE BALANCES
Interest-earning assets:
Effect to federal funds sold and interest-earning deposits with banks	$210,108	$211,970
Noninterest-earning assets:
Effect to noninterest-earning assets	(569,329)	(483,017)
Net effect to total average assets	$(359,221)	$(271,047)
Interest-bearing liabilities:
Effect to transaction and money market accounts	$(359,221)	$(271,047)
Net effect to total average liabilities	$(359,221)	$(271,047)

	Three Months Ended		Six Months Ended
	Sep. 30,	Jun. 30,	Jun. 30,
YIELD ANALYSIS	2022	2022	2022
Interest-earning assets:
Effect to federal funds sold and interest-earning deposits with banks	0.05%	0.03%
Effect to total interest-earning assets	(0.01)%	(0.01)%
Interest-bearing liabilities:
Effect to transaction and money market accounts	(0.06)%	(0.01)%
Effect to total interest-bearing liabilities	(0.04)%	(0.01)%

Net effect to NIM	0.02%	0.00%
Net effect to NIM, TE (non-GAAP)	0.03%	0.00%

PERFORMANCE RATIOS
Effect to return on average assets (annualized)	0.01%	0.01%	0.00%
Effect to adjusted return on average assets (annualized) (non-GAAP) (2)	0.01%	0.01%	0.01%

Effect to equity-to-assets	0.2%	0.1%
Effect to tangible equity-to-tangible assets (non-GAAP) (3)	0.1%	0.0%
Effect to Tier 1 leverage	0.1%	0.1%
Effect to Tier 1 common equity	0.0%	0.0%
Effect to Tier 1 risk-based capital	0.0%	0.0%
Effect to Total risk-based capital	0.1%	0.0%

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, the number and pace of interest rate increases, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) volatility in the financial services industry (including failures or rumors of failures of other depositor institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital (4) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital’s operations into SouthState’s operations will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (5) risks relating to the continued impact of the Covid19 pandemic on the Company, including to efficiencies and the control environment due to the changing work environment; (6) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (7) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (8) potential deterioration in real estate values; (9) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (10) risks relating to the ability to retain our culture and attract and retain qualified people; (11) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (12) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (13) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (14) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (15) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (16) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (17) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (18) transaction risk arising from problems with service or product delivery; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices; (21) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (22) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (23) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (24) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (25) greater than expected noninterest expenses; (26) excessive loan losses; (27) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (28) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank’s consumer overdraft programs; (29) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (30) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (31) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; (32) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (33) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (34) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (35) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.